UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21926

Morgan Stanley China A Share Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2016

Item 1 - Report to Shareholders

Morgan Stanley China A Share Fund, Inc.

Directors

Frank L. Bowman

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent,
Chair of the Board

W. Allen Reed

Fergus Reid

Officers

John H. Gernon

President and Principal
Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company

23 Church Street

16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2016 Morgan Stanley.

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley China A Share Fund, Inc.
NYSE: CAF

Semi-Annual Report

June 30, 2016

CECAFSAN
1560699 EXP 8.31.17

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Investment Advisory Agreement Approval	21
Portfolio Management	24
Investment Policy	25
Dividend Reinvestment Plan	31
Privacy Notice	32

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2016, the Morgan Stanley China A Share Fund, Inc. (the "Fund") had total returns of -9.97%, based on net asset value, and -10.30% based on market value per share (including reinvestment of distributions), compared to its benchmarks, the MSCI China A Index (the "Index")*, which returned -18.89%, and the "China Blended Index", a custom blend of 80% of the MSCI China A Index and 20% of the MSCI China Index**, which returned -16.07%. On June 30, 2016, the closing price of the Fund's shares on the New York Stock Exchange was $17.86, representing a 15.5% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  During the first half of 2016, gross domestic product (GDP) growth was relatively stable, at 6.7% for both first quarter and second quarter. Money supply growth (as measured by M2, which includes cash, checking and savings deposits, money market funds, and other time deposits) surged to a high of 14% in January and since slowed gradually to a more sustainable level of 11.8%.i In an attempt to further lower funding cost, the People's Bank of China (PBoC) announced further reserve requirement ratio cuts in February of 50 basis points. The recovery in the property market continued, as the rising new home sales that started in the second quarter of 2015 continued, helped by a surge in new mortgage loan supply. For the period from January to May 2016, the total gross floor area sold increased by 33% year-over-year.ii Home prices surged significantly in the tier-one cities, especially in Shenzhen and Shanghai, and even the nearby tier-two cities also saw sharp price rises. However, nationwide home prices remained relatively stable in spite of the surge in home prices in major cities. This is a welcome sign that the housing inventory destocking is ongoing, albeit slowly, as new home starts also rebounded only moderately in the first half of 2016 after declining in 2015. New home supply will likely remain elevated for the rest of 2016, and the policy easing measures will likely continue to help boost demand for properties. Growth in the shadow banking sector — in which trust funds and off-balance sheet interbank activities are used to create credit — slowed after the intervention by regulators. On the other hand, inflows into bank wealth management products has surged rapidly as investors chase the slightly higher yield offered compared to bank deposits. These inflows into bank wealth management products have supported bond prices, and in turn, stock prices as well. We expect the inflows into wealth management products to continue in the near term, but over the longer term it could be a potential source of risk that could put pressure on stock prices if the inflows slow. Margin financing and over-the-counter margin financing for equities, which were significant risks in the first half of 2015, have largely be resolved after the sharp correction in the second half of 2015.

•  The renminbi currency depreciated roughly 2.2% in the first half of 2016, following the 4.6% depreciation in the second half of 2015 after the attempt by the Chinese government to liberalize the foreign exchange rate mechanism in August 2015. As the Chinese economy has been transforming from export-driven to domestic-demand driven growth, the impact of foreign exchange rate volatility on the Chinese economy has been lessening. Over the long run, the central bank will likely gradually increase flexibility in the FX system that could allow the exchange rate to be set by the market forces more freely, but the intervention will likely remain to manage market expectations. China's trade surplus remained high in the first half of 2016, primarily as the import price of energy and materials declined, while the competitiveness of Chinese exports improved. Also, domestic fund costs were noticeably lower after the central bank lowered interest rates and the reserve requirement ratios. This also led to significant

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Letter to Stockholders (unaudited) (cont'd)

capital outflows, partly as corporations opted to raise renminbi-denominated debts in the local market as the foreign currencies debt matured and also partly driven by speculative activities.

•  The main contributors to the Fund's relative performance during the period were an overweight exposure to the consumer staples sector, as well as our stock selection in the industrials and health care sectors.

•  Detracting from relative performance were the Fund's underweight positions in the financials, materials and energy sectors, along with our stock selection in consumer staples stocks.

•  The Fund occasionally utilizes P-notes (participation notes) to gain access to China's A-share market. P-note exposure is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

Management Strategies

•  Over the course of the period, the Fund held overweight positions in the consumer staples, health care and consumer discretionary sectors, the sectors which we believe could benefit from the economic transformation toward a more domestic-consumption driven economy, as noted earlier. In addition, we believe that rising income growth and urbanization could boost not only volume growth but also lead to rising demand for more branded and premium-priced items. Specifically, we prefer consumer discretionary and consumer staples companies with strong brand equity and pricing power, and consumer retailers with competitive distribution networks.

•  We remain positive on the health care sector, as the expanding social medical coverage and facilities construction could continue to boost Chinese health care spending. In particular, we like pharmaceutical companies with strong brand power, superior quality control and strong distribution networks that can gain market share in a highly fragmented market.

•  We are also positive on selected information technology (IT) companies, as we believe many Chinese corporations have now reached a scale that requires significant capital expenditures to upgrade their IT systems in an effort to boost and optimize operations and cost management. However, valuations for many of the stocks in this sector remain elevated and are pricing in "blue-sky" scenarios that will be difficult to achieve. As such, we have been and will continue to be disciplined in stock selection in this sector.

•  We are positive on insurers, neutral on banks and cautious on brokers. The ongoing financial reforms should create growth opportunities for insurers and brokers at the expense of banks' profitability. Yet, valuations for most brokers are demanding, and we remain sensitive to valuations.

•  Within the industrials sector, we are positive on selected infrastructure stocks that have low capital expenditures, high free cash flows, steady businesses and high dividend yields, and stocks that can benefit from Chinese outbound travel and tourism growth. We are also positive on power-grid equipment companies that can benefit from growing investment in the ultra-high voltage power grid network, electric car charging facilities, power grid automation and electricity pricing reform. We are cautious on companies in shipping, shipbuilding, construction and construction machineries.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Letter to Stockholders (unaudited) (cont'd)

•  The Fund held underweight positions in the materials and energy sectors on concerns over sluggish domestic demand, industry overcapacity, margin pressures, an expected slowdown in fixed-asset investment and weak overseas demand. We will continue to monitor the execution of the supply-side reforms. There has also been lot of focus on the "one-belt and one-road" or "Silk Road Economic Belt" plan, proposed by Chairman Xi, that would emulate the historic silk road that connected China to the Mediterranean region. This ambitious project will likely involve very significant infrastructure construction projects and potentially lead to large demand for materials, which could address the excess capacity in the industry. Yet, details released about the projects have been limited even as some of the senior members of the government have been trying to seek traction with meetings in Russia and surrounding countries.

•  We are negative on the utilities and telecommunications sectors, as we believe they have limited growth potential, low profit margins and high capital expenditure needs. Yet, the current environment of declining interest rates could benefit some of the utilities companies, and we are searching for opportunities in this sector more actively.

•  Looking forward, we remain positive on the very long-term prospect for China, given the vast amount of productive assets that China has been building and know-how that has been accumulated over the past few decades. As the economy adjusts itself, there will likely be a good amount of write-offs in unproductive assets, and it will likely take time to sort out the arrangements among various stake holders and re-allocate and re-tool the human resources to sectors that can maximize the productive power of the labor for future growth. Although this adjustment process will pose significant challenges in the short to medium term, the readjustment should be highly beneficial to the long-term potential growth of China and those companies that survive and emerge as market consolidators, problem solvers and innovators.

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2016

*The MSCI China A Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of the China A share market. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

**The MSCI China Index is designed to measure equity market performance of China. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

i Source: People's Bank of China and Bloomberg L.P.

ii Source: China Real Estate Information Corporation

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (97.4%)
Automobiles (3.4%)
SAIC Motor Corp., Ltd., Class A	5,166,576	$15,848
Banks (9.3%)
Industrial & Commercial Bank of China Ltd., Class A	64,014,100	42,838
Beverages (4.7%)
Tsingtao Brewery Co., Ltd., Class A	4,249,000	18,612
Tsingtao Brewery Co., Ltd. H Shares (a)	942,000	3,271
		21,883
Chemicals (2.7%)
Kingenta Ecological Engineering Group Co. Ltd., Class A	10,238,432	12,481
Electrical Equipment (4.1%)
Henan Pinggao Electric Co., Ltd., Class A	5,648,065	13,398
NARI Technology Co., Ltd., Class A	2,852,900	5,771
		19,169
Electronic Equipment, Instruments & Components (2.0%)
Universal Scientific Industrial Shanghai Co., Ltd., Class A	5,801,791	9,409
Food & Staples Retailing (2.8%)
Zhongbai Holdings Group Co., Ltd., Class A (b)	12,344,388	12,911
Food Products (3.1%)
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	5,645,500	14,211
Health Care Providers & Services (4.9%)
Shanghai Pharmaceuticals Holding Co., Ltd., Class A	7,391,000	20,157
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (a)	1,057,100	2,346
		22,503
Hotels, Restaurants & Leisure (9.5%)
China CYTS Tours Holding Co., Ltd., Class A	2,252,472	6,587
China International Travel Service Corp., Ltd., Class A	2,521,599	16,750
Shenzhen Overseas Chinese Town Co., Ltd., Class A	17,601,566	17,021
Tsui Wah Holdings Ltd. (a)	22,214,000	3,648
		44,006
	Shares	Value (000)
Household Durables (3.7%)
Qingdao Haier Co., Ltd., Class A	12,692,845	$17,012
Independent Power Producers & Energy Traders (0.0%)
China National Nuclear Power Co., Ltd., Class A (b)	20,000	21
Insurance (5.8%)
China Pacific Insurance Group Co., Ltd., Class A	6,604,600	27,036
Media (2.9%)
China South Publishing & Media Group Co., Ltd., Class A	4,841,195	13,223
Multi-line Retail (1.1%)
Wangfujing Group Co., Ltd., Class A	2,122,371	4,899
Pharmaceuticals (18.2%)
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	13,253,512	48,533
Dong-E-E-Jiao Co., Ltd., Class A	1,759,690	14,066
Yunnan Baiyao Group Co., Ltd., Class A	2,229,360	21,630
		84,229
Real Estate Management & Development (2.2%)
China Overseas Grand Oceans Group Ltd. (a)(b)	23,302,000	6,886
Poly Real Estate Group Co., Ltd., Class A	2,715,429	3,533
		10,419
Road & Rail (2.1%)
Daqin Railway Co., Ltd., Class A	9,968,900	9,694
Transportation Infrastructure (14.9%)
Jiangsu Expressway Co., Ltd., Class A	35,522,300	44,699
Shanghai International Airport Co., Ltd., Class A	1,768,397	6,957
Shenzhen Airport Co., Class A	13,278,534	17,088
		68,744
TOTAL COMMON STOCKS (Cost $480,306)		450,536

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
SHORT-TERM INVESTMENT (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note E) (Cost $344)	344,021	$344
TOTAL INVESTMENTS (97.5%) (Cost $480,650) (c)(d)		450,880
OTHER ASSETS IN EXCESS OF LIABILITIES (2.5%)		11,457
NET ASSETS (100.0%)		$462,337

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $450,536,000 and 97.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At June 30, 2016, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $9,438,000 and the aggregate gross unrealized depreciation is approximately $39,208,000 resulting in net unrealized depreciation of approximately $29,770,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	35.8%
Pharmaceuticals	18.7
Transportation Infrastructure	15.2
Hotels, Restaurants & Leisure	9.8
Banks	9.5
Insurance	6.0
Health Care Providers & Services	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Financial Statements

Statement of Assets and Liabilities	June 30, 2016 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $480,306)	$450,536
Investment in Security of Affiliated Issuer, at Value (Cost $344)	344
Total Investments in Securities, at Value (Cost $480,650)	450,880
Foreign Currency, at Value (Cost $12,204)	12,163
Cash	— @
Receivable for Investments Sold	142
Dividends Receivable	50
Receivable from Affiliate	— @
Other Assets	53
Total Assets	463,288
Liabilities:
Payable for Advisory Fees	564
Payable for Custodian Fees	304
Payable for Professional Fees	31
Payable for Administration Fees	30
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	21
Total Liabilities	951
Net Assets
Applicable to 21,881,465 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$462,337
Net Asset Value Per Share	$21.13
Net Assets Consist of:
Common Stock	$219
Paid-in-Capital	505,499
Accumulated Undistributed Net Investment Income	1,452
Accumulated Net Realized Loss	(15,022)
Unrealized Appreciation (Depreciation) on:
Investments	(29,770)
Foreign Currency Translations	(41)
Net Assets	$462,337

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2016 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $438 of Foreign Taxes Withheld)	$3,944
Interest from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	21
Dividends from Securities of Affiliated Issuers (Note E)	1
Total Investment Income	3,966
Expenses:
Advisory Fees (Note B)	3,374
Custodian Fees (Note D)	418
Administration Fees (Note C)	180
Professional Fees	146
Stockholder Reporting Expenses	32
Directors' Fees and Expenses	7
Stockholder Servicing Agent Fees	4
Other Expenses	25
Total Expenses	4,186
Rebate from Morgan Stanley Affiliate (Note E)	(— @)
Net Expenses	4,186
Net Investment Loss	(220)
Realized Loss:
Investments Sold	(17,792)
Foreign Currency Transactions	(476)
Net Realized Loss	(18,268)
Change in Unrealized Appreciation (Depreciation):
Investments	(32,710)
Foreign Currency Translations	(56)
Net Change in Unrealized Appreciation (Depreciation)	(32,766)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(51,034)
Net Decrease in Net Assets Resulting from Operations	$(51,254)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2016 (unaudited) (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(220)	$5,113
Net Realized Gain (Loss)	(18,268)	197,874
Net Change in Unrealized Appreciation (Depreciation)	(32,766)	(156,721)
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,254)	46,266
Distributions from and/or in Excess of:
Net Investment Income	—	(2,994)
Net Realized Gain	—	(289,010)
Total Distributions	—	(292,004)
Total Decrease	(51,254)	(245,738)
Net Assets:
Beginning of Period	513,591	759,329
End of Period (Including Accumulated Undistributed Net Investment Income of $1,452 and $1,672)	$462,337	$513,591

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2016		Year Ended December 31,
	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$23.47		$34.70	$25.18	$23.25	$22.46	$27.87
Net Investment Income (Loss)†	(0.01)		0.23	0.27	0.11	(0.02)	(0.30)
Net Realized and Unrealized Gain (Loss)	(2.33)		1.89	10.97	1.93	2.85	(4.74)
Total from Investment Operations	(2.34)		2.12	11.24	2.04	2.83	(5.04)
Distributions from and/or in excess of:
Net Investment Income	—		(0.14)	(0.26)	(0.11)	—	—
Net Realized Gain	—		(13.21)	(1.46)	(0.00)‡	(2.04)	(0.37)
Total Distributions	—		(13.35)	(1.72)	(0.11)	(2.04)	(0.37)
Net Asset Value, End of Period	$21.13		$23.47	$34.70	$25.18	$23.25	$22.46
Per Share Market Value, End of Period	$17.86		$19.91	$30.37	$23.81	$24.05	$19.35
TOTAL INVESTMENT RETURN:
Market Value	(10.30	)%#	12.73%	34.85%	(0.49)%	36.27%	(27.94)%
Net Asset Value(1)	(9.97	)%#	16.30%	45.69%	8.85%	13.09%	(17.63)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$462,337		$513,591	$759,329	$550,958	$508,668	$491,374
Ratio of Expenses to Average Net Assets	1.85	%+*	1.79%+	1.80%+	1.78%+	1.87%+	2.13%+
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10	)%+*	0.64%+	1.09%+	0.46%+	(0.08)%+	(1.14)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	32	%#	143%	98%	95%	93%	77%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Notes to Financial Statements (unaudited)

The Morgan Stanley China A Share Fund, Inc. (the "Fund") was incorporated in Maryland on July 6, 2006 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek capital growth by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The prices of A-shares are quoted in Renminbi, and currently only Chinese domestic investors and certain Qualified Foreign Institutional Investors ("QFII") are allowed to trade A-shares. To the extent that the Fund invests in derivative or other instruments that are structured to be positively correlated and linked to China A shares, such investments will be counted for purposes of the Fund's policy as stated above. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative or other instruments as described herein.

The adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the "A-share Quota"). The Adviser has received an increase of $250,000,000 to its A-share Quota, of which approximately $138,000,000 was utilized through a rights offering in August 2010. There is no guarantee that the A-share Quota will not be modified in the future.

Securities purchased by the Adviser and/or the sub-adviser, Morgan Stanley Investment Management Company (the "Sub-Adviser"), in its capacity as a QFII, on behalf of the Fund, are credited to a securities trading account in China. All capital gains and income that the Fund earns on investments in China A-shares are held in that account, and may be repatriated subject to a tax filing clearance by the Shanghai Tax Bureau. Failure to obtain clearance on a timely basis could adversely affect the

Fund's ability to distribute taxable income and capital gains and cause the Fund to become liable for the payment of U.S. Federal income tax. See Note F. Federal Income Taxes.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$—	$15,848	$—	$15,848
Banks	—	42,838	—	42,838
Beverages	—	21,883	—	21,883
Chemicals	—	12,481	—	12,481
Electrical Equipment	—	19,169	—	19,169
Electronic Equipment, Instruments & Components	—	9,409	—	9,409
Food & Staples Retailing	—	12,911	—	12,911
Food Products	—	14,211	—	14,211
Health Care Providers & Services	—	22,503	—	22,503
Hotels, Restaurants & Leisure	—	44,006	—	44,006

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Household Durables	$—	$17,012	$—	$17,012
Independent Power Producers & Energy Traders	—	21	—	21
Insurance	—	27,036	—	27,036
Media	—	13,223	—	13,223
Multi-line Retail	—	4,899	—	4,899
Pharmaceuticals	—	84,229	—	84,229
Real Estate Management & Development	—	10,419	—	10,419
Road & Rail	—	9,694	—	9,694
Transportation Infrastructure	—	68,744	—	68,744
Total Common Stocks	—	450,536	—	450,536
Short-Term Investment
Investment Company	344	—	—	344
Total Assets	$344	$450,536	$—	$450,880

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2016, securities with a total value of approximately $30,410,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2015 were valued using other significant observable inputs at June 30, 2016.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S.

dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses)

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in China which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Chinese securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

  In addition, Chinese securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a single or a limited number of countries and regions and may vary throughout the year.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Stockholders: Dividend income and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.50% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2016, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $151,601,000 and $143,443,000, respectively.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2016.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2016, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2016 (000)
$1,610	$7,592	$8,858	$1	$344

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2016, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes:  It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$59,002	$233,002	$36,570	$1,014

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(558)	$558	$—

At December 31, 2015, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$12,199	$5,237

The Fund must receive clearance from the Shanghai Tax Bureau to repatriate profits made from the sale of China A-shares. However, if the Fund does not receive clearance to repatriate funds on a timely basis, it will be unable to distribute taxable income and capital gains. Therefore, the Fund reserves the right not to pay any dividends, or to delay the payment thereof, in the event that the Adviser is not satisfied that the Fund can or will be able to fund such dividends through the repatriation of funds from China. This may cause the Fund to become liable for the payment of U.S. Federal income tax.

G.  Other: The Corporate Income Tax ("CIT") Law took effect on January 1, 2008 and repealed the Income Tax Law of the People's Republic of China ("PRC") Concerning Foreign Investment Enterprises and Foreign Enterprises (the Old Foreign Investment Enterprise Income Tax Law) and the Enterprise Income Tax Provisional Rules of the PRC.

Under the CIT Law, a PRC tax resident enterprise is taxed at the CIT rate of 25%. Pursuant to the CIT Law and its detailed implementation rules, a non-PRC tax resident who does not establish a permanent establishment in China (or which has a permanent establishment in China but income derived is not effectively connected with such permanent establishment) is subject to PRC Withholding Income Tax ("WIT") of 10% on dividends, interest and other income (mainly referring to capital gain) from Chinese sources, unless the statutory WIT of 10% is subject to reduction or exemption in accordance with the applicable tax treaty signed with China.

In January 2009, China's State Administration of Taxation ("SAT") issued the Guoshuihan [2009] No.47 which imposed a withholding obligation on a Chinese tax resident to withhold a 10% WIT on dividends, bonus profits and interest paid to qualified foreign institutional investors ("QFIIs"). In other words, QFIIs were subject to a 10% WIT on dividends payable on China A shares.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

In November 2014, China's Ministry of Finance and SAT published Caishui [2014] No. 79 ("Circular 79"), which provided that QFIIs are temporarily exempt from WIT with respect to gains derived from the trading of shares on or after November 17, 2014. Circular 79 provided no indication on how long the temporary exemption would be extended. Circular 79 also confirmed that pre-November 17, 2014 gains derived by QFIIs were taxable according to prevailing laws. However, no specific published rules governing the taxation of pre-November 17, 2014 capital gains derived by QFIIs have been announced to date (including the application of treaty relief, application of the tax to gross vs. net gains, taxation of gains on the disposition of shares acquired prior to November 17, 2014 but disposed of on or after November 17, 2014).

Under the CIT Law, for an enterprise that is not a tax resident and has no permanent establishment in the PRC for CIT purposes, a 10% WIT shall apply to capital gains derived from the disposal of China A shares, subject to exemption/reduction under the current tax treaty between the PRC and the resident country of a QFII/foreign investor. The current U.S. and China tax treaty exempts gains realized on the sale of Chinese securities from the capital gain tax. The Fund has applied for and received approval for treaty protection from the PRC Tax Authorities.

Despite tax treaty protection, the Fund may be subject to WIT on gains from trading in land-rich companies which are companies that have greater than 50% of their assets in land or immovable properties in China. Consequently, on June 30, 2015, the Fund paid $2,511,122 of WIT related to capital gains on land-rich companies realized from November 17, 2009 to November 16, 2014.

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly,

China taxes and duties payable by the QFII may change at any time.

On June 19, 2007, the Directors approved a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. Since the inception of the program, the Fund has not repurchased any of its shares in part because the Fund's ability to repatriate capital gains and income out of China is subject to clearance by the Shanghai Tax Bureau and is limited. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund may only repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives and subject to review by the Directors and the Fund's ability to repatriate capital gains and income out of China.

At June 30, 2016, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 15.3%.

H.  Results of Annual Meeting of Stockholders: On June 21, 2016, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frank L. Bowman	14,202,060	810,231
Jakki L. Haussler	13,988,361	1,023,930
James F. Higgins	14,223,477	788,814
Manuel H. Johnson	14,104,047	908,244

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index for the three- and five-year periods but underperformed its benchmark index for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Fund's management fee was higher than its peer group average, the total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; (ii) management fee was acceptable; and (iii) total expense ratio was competitive with its peer group average.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are May Yu, an Executive Director of the Adviser, Samuel Rhee, a Managing Director of the Sub-Adviser, and Gary Cheung, an Executive Director of the Sub-Adviser.

Ms. Yu has been associated with the Adviser in an investment management capacity since June 2013. Prior to June 2013, Ms. Yu had been associated with the Sub-Adviser in an investment management capacity. She began managing the Fund in August 2012. Prior to August 2012, Ms. Yu was lead portfolio manager at China International Capital Corporation from February 2011 to August 2012. From September 2006 to February 2011, Ms. Yu was associated with the Sub-Adviser in an investment management capacity. Mr. Rhee has been associated with the Sub-Adviser in an investment capacity since July 2005 and began managing the Fund in December 2012. Mr. Cheung has been associated with the Sub-Adviser in an investment management capacity since June 2008. Prior to June 2008, Mr. Cheung worked in an investment management capacity at Tudor Investment Corporation. He began managing the Fund in February 2012.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Contracts for Difference ("CFD"). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Investment Policy (unaudited) (cont'd)

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Investment Policy (unaudited) (cont'd)

wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Investment Policy (unaudited) (cont'd)

Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Investment Policy (unaudited) (cont'd)

or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Shanghai-Hong Kong Stock Connect Program

The Shanghai-Hong Kong Stock Connect program ("Stock Connect") allows non-Chinese investors (such as the Fund) to purchase certain Shanghai Stock Exchange-listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund's ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either Shanghai or Hong Kong, and there are trading days in Shanghai when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited ("HKSCC") as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that as the law is tested and

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Investment Policy (unaudited) (cont'd)

developed, the Fund's ability to enforce its ownership rights may be negatively impacted. The Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, the Fund will not be able to vote in shareholders' meetings except through HKSCC and will not be able to attend shareholders' meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If the Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Dividend Reinvestment Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley China A Share Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1 (800) 231-2608
Monday–Friday between 8:30 a.m. and 6:00 p.m. (EDT)

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Privacy Notice (unaudited) (cont'd)

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Types of Personal Information by Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Privacy Notice (unaudited) (cont'd)

income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What if an Affiliated Company Becomes a Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Morgan Stanley China A Share Fund, Inc.

June 30, 2016

Privacy Notice (unaudited) (cont'd)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9.  Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2016	—	—	N/A	N/A
February 2016	—	—	N/A	N/A
March 2016	—	—	N/A	N/A
April 2016	—	—	N/A	N/A
May 2016	—	—	N/A	N/A
June 2016	—	—	N/A	N/A
Total	—	$—	N/A	N/A

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley China A Share Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 17, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 17, 2016